                                                                   EXHIBIT 10.11

                              EMPLOYMENT AGREEMENT

     Kinetic Systems, Inc., a California corporation ("KSI"), hereby agrees effective as of July 31, 1994 (the "EFFECTIVE DATE") to employ William A. Bianco, Jr. ("EMPLOYEE"), and EMPLOYEE agrees to be employed by KSI, in consideration of and pursuant to the following terms and conditions:

     1.   Position.  KSI shall employ EMPLOYEE in the position of President.
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     2.   Duties.  EMPLOYEE shall competently and professionally perform the
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duties described in KSI's Bylaws and such other duties as are reasonably assigned to EMPLOYEE by the Board of Directors of KSI.

     3.   Outside Business Activities.  During his employment with KSI, EMPLOYEE
          ---------------------------
shall devote competent energies, interests, and abilities to the performance of his duties under this AGREEMENT. During the term of this AGREEMENT, EMPLOYEE shall not, without KSI's prior written consent, render any services to others for compensation or engage or participate, actively or passively, in any other business activities that would materially interfere with the performance of EMPLOYEE's duties hereunder or compete with KSI's business.

     4.   Term.  Subject to termination as provided in Section 9, EMPLOYEE shall
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be employed by KSI from the EFFECTIVE DATE until October 31, 1996.  After
October 31, 1996, this AGREEMENT may be renewed for subsequent one year terms upon the written agreement of both parties.

     5.   Place of Employment.  EMPLOYEE shall be based out of Santa Clara,
          -------------------
California and such other places as may be specified by KSI from time to time.

     6.   Compensation/Benefits.
          ---------------------

          6.1  Salary.  KSI shall pay EMPLOYEE a salary of $210,000 per year
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("BASE SALARY"), payable bi-weekly in arrears, in accordance with KSI's standard pay policies. Beginning on November 7, 1994, EMPLOYEE's BASE SALARY shall be increased to $235,200 per year. Beginning the first week of November, 1995, EMPLOYEE's BASE SALARY shall be increased each November by the greater of 2% or the increase, if any, in the consumer price index. KSI shall have full discretion in selecting an appropriate consumer price index, but shall make reasonable efforts to ensure that the index used is the same from year to year.

          6.2  Bonus.  Each year, EMPLOYEE shall be entitled to a performance
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bonus, to be set in the sole discretion of the Board of Directors, depending on the performance of EMPLOYEE during such year.

          6.3  Benefits.  KSI shall provide EMPLOYEE with such benefits as it
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provides its other salaried exempt employees, as such benefits may change from time to time.

          6.4  Automobile.  During the term of this AGREEMENT, KSI shall provide
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EMPLOYEE with an automobile (the "COMPANY CAR") reasonably selected by KSI for
EMPLOYEE's use.  KSI shall pay all insurance on the COMPANY CAR.

          6.5  Withholdings.  All compensation paid to EMPLOYEE under this
               ------------
AGREEMENT, including payment of salary and taxable benefits, shall be subject to such withholdings as may be required by law or KSI's general practices.

                                       Initials:  KSI /s/ DJS  EMPLOYEE: /s/ WAB
                                                      -------            -------

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

     7.   Termination.
          -----------

          7.1  At-Will Employment.  Either party may terminate this AGREEMENT by
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written notice at any time for any reason or for no reason; provided, however, that for any termination by KSI without CAUSE (as defined in Section 7.4), KSI shall pay EMPLOYEE the SEVERANCE PAYMENT described in Section 7.3. This AGREEMENT is intended to be and shall be deemed to be an at-will employment agreement and does not constitute a guarantee of continuing employment for any term.

          7.2  Change of At-Will Status.  The at-will nature of this AGREEMENT
               ------------------------
may only be modified by the written agreement of the parties.

          7.3  Severance.  In the event that prior to expiration of the term of
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this AGREEMENT, EMPLOYEE's employment is terminated by KSI without CAUSE (as defined in Section 7.4), KSI shall pay to EMPLOYEE as severance (the "SEVERANCE PAYMENT") the following amounts:

               a. An amount equal to six months of EMPLOYEE's then current salary, payable in 12 equal monthly installments over the first year following termination.

               b. During the first year following termination, KSI shall make reasonable efforts to keep EMPLOYEE on all company benefit plans as if EMPLOYEE were still an employee of KSI, provided that the granting of such benefits is allowed by law and the contracts between KSI and the provider of such benefits. EMPLOYEE acknowledges that it is the responsibility of EMPLOYEE to ensure EMPLOYEE's own health and other insurance coverage after termination and that KSI's liability under this Section 7.3.b. shall in all events be limited to the amount of premiums KSI should have paid on behalf of EMPLOYEE under this Section 7.3.b.

          EMPLOYEE shall not be entitled to any SEVERANCE PAYMENT in the event EMPLOYEE terminates this AGREEMENT for any reason.

          7.4  CAUSE.  A termination for "CAUSE" shall mean a termination
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because:

               a. EMPLOYEE is incapacitated by accident, sickness or otherwise so as to render him mentally or physically incapable of performing the services required of him under this AGREEMENT;

               b. EMPLOYEE fails to diligently carry out EMPLOYEE's duties under this AGREEMENT after repeated written notice by KSI to EMPLOYEE of such failure; or

               c. EMPLOYEE commits any act of gross negligence or moral turpitude.

     8.   Nondisclosure Agreement.  EMPLOYEE acknowledges that the obligations
          -----------------------
of EMPLOYEE pursuant to the Employee Nondisclosure Agreement and Proprietary Rights Assignment executed by EMPLOYEE on July 28, 1994 shall continue during the term, and shall survive the termination of this AGREEMENT.

     9.   Further Assurances.  Each party shall perform any and all further acts
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and execute and deliver any documents which are reasonably necessary to carry out the intent of this AGREEMENT.

     10.  Notices.  All notices or other communications required or permitted by
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this AGREEMENT or by law shall be in writing and shall be deemed duly served and given when

                                      Initials:  KSI /s/ DJS   EMPLOYEE: /s/ WAB
                                                     -------             -------

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



delivered personally or by facsimile, air courier, certified mail
(return receipt requested), postage and fees prepaid, to the party at the address indicated in the signature block or at such other address as a party may request in writing.

     11.  Governing Law.  This AGREEMENT shall be governed and interpreted in
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accordance with the laws of the State of California, as such laws are applied to agreements between residents of California to be performed entirely within the State of California.

     12.  Jurisdiction and Venue.  Each party hereby consents to jurisdiction of
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and venue in the federal district court for the Northern District of California and in the courts of the State of California in Santa Clara County, California.

     13.  Entire Agreement.  Subject to Section 8, this AGREEMENT sets forth the
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entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior written agreements, and all prior or contemporaneous oral agreements and understandings, express or implied.

     14.  Written Modification and Waiver.  No modification to this AGREEMENT,
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nor any waiver of any rights, shall be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right or any subsequent breach or default.

     15.  Assignment.  This AGREEMENT is personal in nature, and neither of the
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parties shall, without the consent of the other, assign or transfer this
AGREEMENT or any rights or obligations under this AGREEMENT, except that KSI may assign or transfer this AGREEMENT to a successor of KSI's business in the event of the transfer or sale of all or substantially all of the assets of KSI's business; provided, that in the case of any assignment or transfer under the terms of this Section, this AGREEMENT shall be binding on and inure to the benefit of the successor of KSI's business, and the successor of KSI's business shall discharge and perform all of the obligations of KSI under this AGREEMENT.

     16.  Severability.  If any of the provisions of this AGREEMENT are
          ------------
determined to be invalid, illegal, or unenforceable, such provisions shall be modified to the minimum extent necessary to make such provisions enforceable, and the remaining provisions shall continue in full force and effect to the extent the economic benefits conferred upon the parties by this AGREEMENT remain substantially unimpaired.

     17.  Construction.  The headings of this AGREEMENT are for convenience only
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and are not to be considered in construing this AGREEMENT.  The language of this
AGREEMENT shall be construed according to its fair meaning and not strictly for or against any party.

                                      Initials:  KSI /s/ DJS   EMPLOYEE: /s/ WAB
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

     IN WITNESS WHEREOF, the parties have executed this AGREEMENT effective as of the date first set forth above.


                              KSI:

                              KINETIC SYSTEMS, INC.
                              3080 Raymond Street
                              Santa Clara, CA 94054


                              By: /s/ David J. Shimmon
                                  --------------------
                                  David J. Shimmon,
                                  Executive Vice President



                              EMPLOYEE:


                                  /s/ W A Bianco
                                  --------------------
                                  William A. Bianco, Jr.
                                  5421 Greenside Drive
                                  San Jose, CA 95124




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                                      Initials:  KSI /s/ DJS   EMPLOYEE: /s/ WAB
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

                     FIRST ADDENDUM TO EMPLOYMENT AGREEMENT


     THIS ADDENDUM is made and entered into effective as of December 11, 1996, by and between Kinetic Systems, Inc., a California corporation ("KSI") and William A. Bianco, Jr., an individual ("BIANCO").

                                    RECITALS

     A. KSI and BIANCO entered into an Employment Agreement dated July 31, 1994 (the "AGREEMENT").

     B.   The AGREEMENT automatically terminates on October 31, 1996.

     C. The parties wish to extend the AGREEMENT upon the terms and conditions of this ADDENDUM.

     THE PARTIES AGREE AS FOLLOWS:

     1.   Relation to Agreement.  Unless specifically modified by this ADDENDUM,
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all terms and conditions of the AGREEMENT shall remain in full force and effect and all terms used in this ADDENDUM shall have the same meaning as in the AGREEMENT. The phrase "this AGREEMENT" in the AGREEMENT shall be deemed to refer to the AGREEMENT, as modified by this ADDENDUM.

     2.   Term of AGREEMENT.  Section 4 of the AGREEMENT is hereby revised to
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read in full as follows:

          4.  Term.  Subject to termination as provided in Section 9, EMPLOYEE
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     shall be employed by KSI from the EFFECTIVE DATE until October 31, 1999.
     After October 31, 1999, this AGREEMENT may be renewed for subsequent one year terms upon the written agreement of both parties.

     IN WITNESS WHEREOF, the parties have executed this ADDENDUM effective as of the day and year first written above.


                              KSI:

                              KINETIC SYSTEMS, INC.


                              By: /s/ David J. Shimmon
                                  ------------------------
                                  David J. Shimmon, COO


                              BIANCO:


                              By: /s/ W A Bianco
                                  ------------------------
                                   William A. Bianco, Jr.